Exhibit 99

Post Office Box 216 307 North Defiance Street Archbold, Ohio 43502	NEWS RELEASE

Company Contact:	Investor and Media Contact:
Lars B. Eller President and Chief Executive Officer Farmers & Merchants Bancorp, Inc. (419) 446-2501 leller@fm.bank	Andrew M. Berger Managing Director SM Berger & Company, Inc. (216) 464-6400 andrew@smberger.com

Farmers & Merchants Bancorp, Inc. Reports

Record 2022 Full-Year Financial Results

ARCHBOLD, OHIO, February 8, 2023, Farmers & Merchants Bancorp, Inc. (Nasdaq: FMAO) today reported financial results for the 2022 fourth quarter and twelve months ended December 31, 2022.

2022 Fourth Quarter Financial Highlights Include (on a year-over-year basis unless noted):

•
Net income was $7.2 million compared to $7.7 million for the same period last year
•
Earnings were $0.53 per basic and diluted share, compared to $0.59 per basic and diluted share
•
Adjusted net income, excluding one-time tax adjusted acquisition expenses, was $8.8 million, compared to $8.7 million
•
Adjusted earnings, excluding one-time tax adjusted acquisition expenses, were $0.65 per basic and diluted share, compared to $0.66 per basic and diluted share
•
Efficiency rate improved to 50.46% for the 2022 fourth quarter
•
Strong asset quality continues as nonperforming loans declined 41.9% to $4.7 million, or 0.20% of total loans
•
Net charge-offs to average loans were 0.02%
•
Allowance for loan and lease losses, adjusted for credit marks from recent acquisitions, of 570.3% of nonperforming loans

2022 Full-Year Financial Highlights Include (on a year-over-year basis unless noted):

•
Total loans increased 26.9% to a record $2.36 billion
•
Organic loan growth of 21.4%, excluding PPP loans and loan balances at time of the Peoples-Sidney Financial Corporation acquisition
•
Total assets increased 39.2% to a record $3.02 billion
•
Deposits increased to 12.6% to $2.47 billion
•
Net interest income after provision for loan losses increased 24.4% to $82.2 million
•
Net income increased 38.4% to an annual record of $32.5 million
•
Earnings increased 22.4% to an annual record of $2.46 per basic and diluted share
•
Adjusted net income, excluding one-time tax adjusted acquisition expenses, increased 29.9% to $34.6 million
•
Adjusted earnings, excluding one-time tax adjusted acquisition expenses, increased 14.9% to $2.62 per basic and diluted share
•
Efficiency rate improved to 55.95% for the 2022 full year
•
Adjusted return on average tangible equity, excluding one-time tax adjusted acquisition expenses, increased to 17.06% from 13.01% on a year-over-year basis
•
Annual dividend payment increased 14.4% to $0.8125 per share, which included a $0.0125 special dividend in honor of the Company’s 125th year anniversary
•
Provided a record $642,000 of charitable donations to support organizations throughout Indiana and Ohio

Lars B. Eller, President and Chief Executive Officer, stated, “2022 was a historic year for F&M as we celebrated our 125th year anniversary, achieved record financial results, completed the fifth acquisition in the past three years, and continued to invest in our community banking platform. We experienced strong organic loan growth across our Ohio, Indiana and Michigan markets during 2022 as loans increased organically by $397.0 million, or 21.4% on a year-over-year basis. Robust loan growth, combined with our recent acquisitions, excellent asset quality, and stable net interest margin, drove a 24.4% increase in annual net interest income after the provision for loan losses. These outstanding trends and our focus on prudently controlling operating expenses offset a $2.1 million decline in annual noninterest income and helped F&M achieve another year of record net income and earnings per share. I am proud of our record financial results for 2022, which enabled us to increase our annual cash dividend by 14.4%. This reflects the 28th consecutive year F&M has increased its annual cash dividend and our long-standing commitment to create value for our shareholders.”

Mr. Eller continued, “I am also pleased to announce that F&M ended the year with total assets of over $3.0 billion for the first time in our history as we successfully achieved the goals of our previous multi-year strategic growth plan. In fact, since 2019 total assets have increased 87.6%, while GAAP net income has increased 76.7%. This performance is a direct result of the financial services we provide our Ohio, Indiana, and Michigan communities, the successful acquisitions we have completed and the hard work of our committed and experienced team members. During 2022, we continued to expand our team by promoting over 45 employees and hiring over 150 new employees. We also added capabilities by adding a new Regional Vice President to lead our Northern Indiana region and hiring F&M’s first ever Chief Risk Officer. Our 2022 financial and operating results reflect the success of our growth initiatives and the powerful franchise we are creating.”

Income Statement

Net income for the 2022 fourth quarter ended December 31, 2022, was $7.2 million, compared to $7.7 million for the same period last year. Net income per basic and diluted share for the 2022 fourth quarter was $0.53, compared to $0.59 for the same period last year. Net income for the 2022 twelve-month period ended December 31, 2022, was $32.5 million, compared to $23.5 million for the same period last year. Net income per basic and diluted share for the 2022 twelve months was $2.46, compared to $2.01 for the same period last year.

Adjusted net income for the 2022 fourth quarter was $8.8 million, or $0.65 per diluted share, compared to $8.7 million, or $0.66 per diluted share in the prior year quarter. Adjusted net income accounts for the impact of one-time acquisition expenses. Adjusted net income for the year ended December 31, 2022, was $34.6 million, or $2.62 per diluted share, compared to $26.6 million, or $2.28 per diluted share in the prior year.

Profitability for the 2022 fourth quarter and full year benefitted from F&M’s larger scale, strong asset quality, and prudent expense management. The Company’s efficiency ratio improved to 50.46% during the 2022 fourth quarter, and 55.95% for the 2022 twelve-month period. Strong profitability also drove higher annual returns, and ROAA, ROAE, and ROATCE all expanded on a year-over-year basis when adjusted for one-time, tax adjusted acquisition expenses.

Deposits

At December 31, 2022, total deposits were $2.47 billion, an increase of 12.6% from December 31, 2021. In addition, F&M continues to see growing customer preferences to more stable and secure saving instruments as deposits have increased since the COVID-19 crisis began. The Company’s cost of interest-bearing liabilities was 1.32% for the quarter ended December 31, 2022, compared to 0.51% for the quarter ended December 31, 2021. For the 2022 twelve-month period, F&M’s cost of interest-bearing liabilities was 0.74%, compared to 0.48% for the 2021 twelve-month period.

Loan Portfolio and Asset Quality

Total net loans, at December 31, 2022, increased 26.9% to $2.356 billion, compared to $1.857 billion at December 31, 2021. The year-over-year improvement resulted primarily from the contribution of continued organic loan growth and the completion of the Peoples acquisitions. Not including the Peoples acquisition and PPP loans, total net loans increased 21.4% organically, or by $397.0 million from the same period a year ago. Additionally, there were only $7,000 of PPP loans within F&M’s loan portfolio at December 31, 2022.

F&M continues to closely monitor its loan portfolio with a particular emphasis on higher risk sectors. Nonperforming loans were $4.7 million, or 0.20% of total loans at December 31, 2022, compared to $8.1 million, or 0.43% at December

31, 2021. Due to loan growth, F&M continues to prudently fund its allowance for loan and lease losses which has increased 25.1% on a year-over-year basis.

At December 31, 2022, the Company’s allowance for loan and lease losses to nonperforming loans was 273.67%, compared to 201.11% at December 31, 2021. As a result of F&M’s recent acquisitions, the Company has a total gross credit mark of $6.4 million, which further enhances F&M’s allowance at December 31, 2022. Including the total gross credit mark, F&M’s allowance for loan and lease losses to total loans was 1.13% at December 31, 2022.

Mr. Eller concluded, “We believe F&M remains well positioned for an increasingly challenging economic cycle as our asset quality is strong, and we continue to be well capitalized. This will allow us to continue to focus on serving our local communities, while investing in our infrastructure and pursuing long-term expansion opportunities under the new three-year strategic growth plan we finalized in the fourth quarter of 2022. As a result, we plan to make approximately $7 million of strategic investments during 2023 across our business. This includes new offices in Ohio, Indiana, and Michigan, and additions to our team, as well as investments in our IT infrastructure, loan operations, and credit and payments group. While we expect investments to temporarily impact the level of profitability we are accustomed to, these investments are necessary to support our long-term growth initiatives and maintain F&M’s high level of services as we drive sustainable growth and value creation. I look forward to updating shareholders on the progress we are making throughout 2023.”

Stockholders’ Equity and Dividends

Total stockholders’ equity increased to $298.1 million at December 31, 2022, from $297.2 million at December 31, 2021. At December 31, 2022, the Company had a Tier 1 leverage ratio of 8.39%, compared to 8.47% at December 31, 2021.

Based on a regulatory basis, tangible stockholders’ equity increased to $240.7 million at December 31, 2022, compared to $215.5 million at December 31, 2021. On a per share basis, tangible stockholders’ equity at December 31, 2022, was $17.69 per share, compared to $16.49 per share at December 31, 2021. A non-GAAP reconciliation is provided as a table in this press release.

For the twelve months ended December 31, 2022, the Company declared cash dividends of $0.8125 per share, which is a 14.4% increase over the 2021 twelve-month declared cash dividend payment of $0.71 per share. Dividends declared for the 2022 twelve months included a special one-time cash dividend of $0.0125 to honor F&M’s 125thanniversary, and a 10.5% year-over-year increase for the 2022 fourth quarter dividend payment to $0.21 per share. F&M is committed to returning capital to shareholders and has increased the annual cash dividend for 28 consecutive years. For the twelve months ended December 31, 2022, the dividend payout ratio was 33.06% compared to 35.08% for the same period last year.

About Farmers & Merchants State Bank:

The Farmers & Merchants State Bank is a local independent community bank that has been serving Northwest Ohio and Northeast Indiana since 1897. The Farmers & Merchants State Bank provides commercial banking, retail banking and other financial services. Our locations are in Champaign, Fulton, Defiance, Hancock, Henry, Lucas, Shelby, Williams, and Wood counties in Western Ohio. In Northeast Indiana, we have offices located in Adams, Allen, DeKalb, Jay, Steuben and Wells counties, and we have a Loan Production Offices in West Bloomfield, Michigan; Muncie, Indiana; and Bryan and Oxford, Ohio.

Safe Harbor Statement

Farmers & Merchants Bancorp, Inc. (“F&M”) wishes to take advantage of the Safe Harbor provisions included in the

Private Securities Litigation Reform Act of 1995. Statements by F&M, including management’s expectations and comments, may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21B of the Securities Exchange Act of 1934, as amended. Actual results could vary materially depending on risks and uncertainties inherent in general and local banking conditions, competitive factors specific to markets in which F&M and its subsidiaries operate, future interest rate levels, legislative and regulatory decisions, capital market conditions, or the effects of the COVID-19 pandemic, and its impacts on our credit quality and business operations, as well as its impact on general economic and financial market conditions. F&M assumes no responsibility to update this information. For more details, please refer to F&M’s SEC filing, including its most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q. Such filings can be viewed at the SEC’s website, www.sec.gov or through F&M’s website www.fm.bank.

Non-GAAP Financial Measures

This press release includes disclosure of financial measures not prepared in accordance with generally accepted accounting principles in the United States (GAAP). A non-GAAP financial measure is a numerical measure of historical or future financial performance, financial position or cash flows that excludes or includes amounts that are required to be disclosed by GAAP. Farmers & Merchants Bancorp, Inc. believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the underlying operational results and trends and Farmers & Merchants Bancorp, Inc.’s marketplace performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the numbers prepared in accordance with GAAP. A reconciliation of GAAP to non-GAAP financial measures is included within this press release.

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME & COMPREHENSIVE INCOME

(Unaudited) (in thousands of dollars, except per share data)

	Three Months Ended					Twelve Months Ended
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Interest Income
Loans, including fees	$27,302	$24,119	$22,388	$20,455	$21,008	$94,264	$71,645
Debt securities:
U.S. Treasury and government agencies	1,118	1,049	1,035	1,023	964	4,225	3,496
Municipalities	420	373	322	300	289	1,415	1,170
Dividends	126	93	57	42	49	318	174
Federal funds sold	2	-	9	10	10	21	31
Other	524	213	100	69	103	906	324
Total interest income	29,492	25,847	23,911	21,899	22,423	101,149	76,840
Interest Expense
Deposits	4,978	2,166	1,379	1,360	1,581	9,883	5,418
Federal funds purchased and securities sold under agreement to repurchase	463	416	166	152	155	1,197	649
Borrowed funds	1,209	398	218	335	361	2,160	785
Subordinated notes	285	284	284	269	291	1,122	490
Total interest expense	6,935	3,264	2,047	2,116	2,388	14,362	7,342
Net Interest Income - Before Provision for Loan Losses	22,557	22,583	21,864	19,783	20,035	86,787	69,498
Provision for Loan Losses	755	1,637	1,628	580	444	4,600	3,444
Net Interest Income After Provision for Loan Losses	21,802	20,946	20,236	19,203	19,591	82,187	66,054
Noninterest Income
Customer service fees	2,862	2,300	2,148	2,648	2,417	9,958	9,671
Other service charges and fees	1,115	1,105	1,008	998	1,026	4,226	3,748
Net gain on sale of loans	165	327	164	697	1,074	1,353	3,897
Net gain on sale of available-for-sale securities	-	-	-	-	-	-	293
Total noninterest income	4,142	3,732	3,320	4,343	4,517	15,537	17,609

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME & COMPREHENSIVE INCOME (continued)

(Unaudited) (in thousands of dollars, except per share data)

Noninterest Expense
Salaries and wages	6,353	5,479	5,366	5,502	5,761	22,700	20,184
Employee benefits	1,911	1,392	1,546	2,054	1,792	6,903	7,322
Net occupancy expense	753	693	522	598	532	2,566	2,184
Furniture and equipment	1,096	1,047	1,008	1,056	782	4,207	3,324
Data processing	1,917	781	654	604	1,020	3,956	3,501
Franchise taxes	(45)	254	757	418	361	1,384	1,473
ATM expense	561	580	544	532	478	2,217	1,846
Advertising	531	578	300	237	431	1,646	1,436
Net (gain) loss on sale of other assets owned	12	-	(266)	(5)	13	(259)	434
FDIC assessment	250	271	270	114	265	905	1,073
Mortgage servicing rights amortization	110	(50)	59	26	266	145	1,580
Consulting fees	637	254	233	178	761	1,302	1,634
Other general and administrative	2,964	2,192	2,242	2,179	1,964	9,577	8,175
Total noninterest expense	17,050	13,471	13,235	13,493	14,426	57,249	54,166
Income Before Income Taxes	8,894	11,207	10,321	10,053	9,682	40,475	29,497
Income Taxes	1,706	2,253	2,050	1,951	1,999	7,960	6,002
Net Income	7,188	8,954	8,271	8,102	7,683	32,515	23,495
Other Comprehensive Income (Loss) (Net of Tax):
Net unrealized loss on available-for-sale securities	(628)	(8,197)	(14,602)	(20,939)	(5,170)	(44,366)	(10,948)
Reclassification adjustment for realized gain on sale of available-for-sale securities	-	-	-	-	-	-	(293)
Net unrealized loss on available-for-sale for-sale securities	(628)	(8,197)	(14,602)	(20,939)	(5,170)	(44,366)	(11,241)
Tax benefit	(132)	(1,721)	(3,067)	(4,397)	(1,085)	(9,317)	(2,360)
Other comprehensive loss	(496)	(6,476)	(11,535)	(16,542)	(4,085)	(35,049)	(8,881)
Comprehensive Income (Loss)	$6,692	$2,478	$(3,264)	$(8,440)	$3,598	$(2,534)	$14,614
Basic Earnings Per Share	$0.53	$0.68	$0.63	$0.62	$0.59	$2.46	$2.01
Diluted Earnings Per Share	$0.53	$0.68	$0.63	$0.62	$0.59	$2.46	$2.01
Dividends Declared	$0.2100	$0.2100	$0.2025	$0.1900	$0.1900	$0.8125	$0.7100

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited) (in thousands of dollars, except share data)

	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Assets
Cash and due from banks	$83,085	$69,680	$69,955	$94,118	$135,485
Federal funds sold	1,324	990	1,484	45,404	45,338
Total cash and cash equivalents	84,409	70,670	71,439	139,522	180,823

Interest-bearing time deposits	4,442	5,187	6,684	8,677	10,913
Securities - available-for-sale	390,789	395,485	399,687	413,996	429,931
Other securities, at cost	9,799	8,227	8,735	8,568	8,162
Loans held for sale	827	2,182	4,230	6,060	7,714
Loans, net	2,336,074	2,122,626	2,016,394	1,945,449	1,841,177
Premises and equipment	28,381	26,484	26,492	26,653	26,913
Construction in progress	278	-	-	-	-
Goodwill	86,358	80,434	80,434	80,434	80,434
Mortgage servicing rights	3,549	3,583	3,426	3,336	3,157
Other real estate owned	-	-	-	-	159
Bank owned life insurance	33,073	28,051	27,874	27,715	27,558
Other assets	37,372	40,831	29,321	25,735	21,359
Total Assets	$3,015,351	$2,783,760	$2,674,716	$2,686,145	$2,638,300

Liabilities and Stockholders' Equity

Liabilities
Deposits
Noninterest-bearing	$532,794	$506,928	$503,395	$497,249	$473,689
Interest-bearing
NOW accounts	750,887	705,888	678,552	681,975	650,466
Savings	627,203	607,375	617,850	626,787	597,828
Time	557,980	462,845	424,249	447,586	471,479
Total deposits	2,468,864	2,283,036	2,224,046	2,253,597	2,193,462

Federal funds purchased and securities sold under agreements to repurchase	54,206	55,802	71,944	31,680	29,268
Federal Home Loan Bank (FHLB) advances	127,485	102,147	42,635	22,656	24,065
Other borrowings	10,000	10,000	-	40,000	40,000
Subordinated notes, net of unamortized issuance costs	34,586	34,557	34,528	34,499	34,471
Dividend payable	2,832	2,727	2,626	2,462	2,461
Accrued expenses and other liabilities	19,238	14,913	18,064	14,773	17,406
Total liabilities	2,717,211	2,503,182	2,393,843	2,399,667	2,341,133

Commitments and Contingencies

Stockholders' Equity
Common stock - No par value 20,000,000 shares authorized; issued and outstanding 14,564,425 shares 12/31/22 and 14,063,999 shares 12/31/21	135,497	121,811	123,145	122,886	122,674
Treasury stock - 956,003 shares 12/31/22 and 997,766 shares 12/31/21	(11,573)	(11,547)	(11,822)	(11,739)	(11,724)
Retained earnings	212,449	208,051	200,811	195,057	189,401
Accumulated other comprehensive loss	(38,233)	(37,737)	(31,261)	(19,726)	(3,184)
Total stockholders' equity	298,140	280,578	280,873	286,478	297,167
Total Liabilities and Stockholders' Equity	$3,015,351	$2,783,760	$2,674,716	$2,686,145	$2,638,300

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

SELECT FINANCIAL DATA

	For the Three Months Ended					For the Twelve Months Ended
Selected financial data	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Return on average assets	0.96%	1.31%	1.23%	1.21%	1.17%	1.17%	1.05%
Return on average equity	10.00%	12.53%	11.66%	11.00%	10.94%	11.30%	9.09%
Yield on earning assets	4.18%	4.00%	3.79%	3.47%	3.59%	3.87%	3.66%
Cost of interest bearing liabilities	1.32%	0.68%	0.44%	0.45%	0.51%	0.74%	0.48%
Net interest spread	2.86%	3.32%	3.35%	3.02%	3.08%	3.13%	3.18%
Net interest margin	3.20%	3.49%	3.47%	3.14%	3.21%	3.32%	3.31%
Efficiency	50.46%	51.19%	50.17%	55.44%	58.76%	55.95%	62.39%
Dividend payout ratio	39.39%	30.45%	30.02%	30.64%	32.03%	33.06%	35.08%
Tangible book value per share (1)	$17.69	$17.86	$17.43	$16.96	$16.49
Tier 1 capital to average assets	8.39%	9.11%	8.75%	8.51%	8.47%
Average Shares Outstanding	13,606,876	13,083,145	13,065,975	13,066,272	13,046,299	13,206,713	11,664,852

(1) Tangible Equity = Stockholder Equity less goodwill and other intangibles (core deposit intangible, mortgage servicing rights and unrealized gain/loss on securities)

Loans	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
(Dollar amounts in thousands)
Commercial real estate	$1,152,603	$1,063,661	$979,176	$910,839	$848,477
Agricultural real estate	220,819	205,089	199,972	196,223	198,343
Consumer real estate	494,423	416,001	410,450	410,120	395,873
Commercial and industrial	242,360	229,388	232,975	216,918	208,270
Agricultural	128,733	128,615	127,143	140,709	118,368
Consumer	89,147	70,602	55,411	57,521	57,737
Other	29,818	30,662	31,243	31,573	32,089
Less: Net deferred loan fees and costs	(1,516)	(1,402)	(1,552)	(1,683)	(1,738)
Total loans, net	$2,356,387	$2,142,616	$2,034,818	$1,962,220	$1,857,419

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

SELECT FINANCIAL DATA (continued)

Asset quality data	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
(Dollar amounts in thousands)
Nonaccrual loans	$4,689	$5,470	$5,247	$8,581	$8,076
Troubled debt restructuring	$3,645	$3,978	$2,748	$7,268	$7,614
90 day past due and accruing	$-	$-	$-	$-	$-
Nonperforming loans	$4,689	$5,470	$5,247	$8,581	$8,076
Other real estate owned	$-	$-	$-	$-	$159
Nonperforming assets	$4,689	$5,470	$5,247	$8,581	$8,235

Allowance for loan and lease losses (ALLL)	$20,313	$19,990	$18,424	$16,771	$16,242
Total credit mark	6,427	5,959	6,724	7,201	7,616
Adjusted ALLL with credit mark included	$26,740	$25,949	$25,148	$23,972	$23,858
Allowance for loan and lease losses/total loans	0.86%	0.93%	0.91%	0.85%	0.87%
Adjusted ALLL with credit mark/total loans	1.13%	1.21%	1.24%	1.22%	1.28%
Net charge-offs:
Quarter-to-date	$431	$71	$(25)	$51	$(101)
Year-to-date	$529	$97	$26	$51	$874
Net charge-offs to average loans
Quarter-to-date	0.02%	0.00%	0.00%	0.00%	-0.01%
Year-to-date	0.03%	0.00%	0.00%	0.00%	0.06%
Nonperforming loans/total loans	0.20%	0.26%	0.26%	0.44%	0.43%
Allowance for loan and lease losses/nonperforming loans	273.67%	365.44%	351.44%	198.29%	201.11%

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

AVERAGE BALANCE SHEETS AND RELATED YIELDS AND RATES

(in thousands of dollars, except percentages)

	For the Three Months Ended			For the Three Months Ended
	December 31, 2022			December 31, 2021
Interest Earning Assets:	Average Balance	Interest/ Dividends	Annualized Yield/Rate	Average Balance	Interest/ Dividends	Annualized Yield/Rate
Loans	$2,301,204	$27,302	4.75%	$1,843,942	$21,008	4.56%
Taxable investment securities	422,247	1,556	1.47%	421,676	1,228	1.16%
Tax-exempt investment securities	28,522	108	1.92%	18,303	74	2.05%
Fed funds sold & other	74,876	526	2.81%	218,481	113	0.21%
Total Interest Earning Assets	2,826,849	$29,492	4.18%	2,502,402	$22,423	3.59%

Nonearning Assets	173,048			125,930

Total Assets	$2,999,897			$2,628,332

Interest Bearing Liabilities:
Savings deposits	$1,394,663	$3,427	0.98%	$1,262,214	$767	0.24%
Other time deposits	485,461	1,551	1.28%	481,119	814	0.68%
Other borrowed money	135,013	1,209	3.58%	64,008	361	2.26%
Fed funds purchased & securities
sold under agreement to repurchase	53,506	463	3.46%	29,403	155	2.11%
Subordinated notes	34,567	285	3.30%	34,451	291	3.38%
Total Interest Bearing Liabilities	$2,103,210	$6,935	1.32%	$1,871,195	$2,388	0.51%

Noninterest Bearing Liabilities	609,253			476,122

Stockholders' Equity	$287,434			$281,015

Net Interest Income and Interest Rate Spread		$22,557	2.86%		$20,035	3.08%

Net Interest Margin			3.20%			3.21%

Yields on Tax exempt securities and the portion of the tax-exempt IDB loans included in loans have been tax adjusted based on a 21% tax rate in the charts

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

AVERAGE BALANCE SHEETS AND RELATED YIELDS AND RATES (continued)

(in thousands of dollars, except percentages)

	For the Twelve Months Ended			For the Twelve Months Ended
	December 31, 2022			December 31, 2021
Interest Earning Assets:	Average Balance	Interest/ Dividends	Annualized Yield/Rate	Average Balance	Interest/ Dividends	Annualized Yield/Rate
Loans	$2,073,737	$94,264	4.55%	$1,522,088	$71,645	4.71%
Taxable investment securities	424,229	5,621	1.32%	377,887	4,514	1.19%
Tax-exempt investment securities	23,472	337	1.82%	18,365	326	2.25%
Fed funds sold & other	95,301	927	0.97%	187,003	355	0.19%
Total Interest Earning Assets	2,616,739	$101,149	3.87%	2,105,343	$76,840	3.66%

Nonearning Assets	158,361			124,649

Total Assets	$2,775,100			$2,229,992

Interest Bearing Liabilities:
Savings deposits	$1,335,271	$6,378	0.48%	$1,145,636	$2,467	0.22%
Other time deposits	451,013	3,505	0.78%	306,600	2,951	0.96%
Other borrowed money	74,379	2,160	2.90%	29,479	785	2.66%
Fed funds purchased & securities
sold under agreement to repurchase	45,314	1,197	2.64%	29,831	649	2.18%
Subordinated notes	34,524	1,122	3.25%	14,777	490	3.32%
Total Interest Bearing Liabilities	$1,940,501	$14,362	0.74%	$1,526,323	$7,342	0.48%

Noninterest Bearing Liabilities	546,731			445,144

Stockholders' Equity	$287,868			$258,525

Net Interest Income and Interest Rate Spread		$86,787	3.13%		$69,498	3.18%

Net Interest Margin			3.32%			3.31%

Yields on Tax exempt securities and the portion of the tax-exempt IDB loans included in loans have been tax adjusted based on a 21% tax rate in the charts

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

AVERAGE BALANCE SHEETS AND RELATED YIELDS AND RATES (continued)

(in thousands of dollars, except percentages)

	For the Three Months Ended						For the Three Months Ended
	December 31, 2022						December 31, 2021
	As Reported		Excluding Accretion/Amortization		Difference		As Reported		Excluding Accretion/Amortization		Difference
	$	Yield	$	Yield	$	Yield	$	Yield	$	Yield	$	Yield
Interest Earning Assets:
Loans	$27,302	4.75%	26,628	4.63%	674	0.12%	$21,008	4.56%	$20,585	4.47%	423	0.09%
Taxable investment securities	1,556	1.47%	1,556	1.47%	-	0.00%	1,228	1.16%	1,228	1.16%	-	0.00%
Tax-exempt investment securities	108	1.92%	108	1.92%	-	0.00%	74	2.05%	74	2.05%	-	0.00%
Fed funds sold & other	526	2.81%	526	2.81%	-	0.00%	113	0.21%	113	0.21%	-	0.00%
Total Interest Earning Assets	29,492	4.18%	28,818	4.08%	674	0.10%	22,423	3.59%	22,000	3.52%	423	0.07%

Interest Bearing Liabilities:
Savings deposits	$3,427	0.98%	$3,427	0.98%	-	0.00%	$767	0.24%	$767	0.24%	-	0.00%
Other time deposits	1,551	1.28%	2,010	1.66%	(459)	-0.38%	814	0.68%	1,431	0.68%	(617)	0.00%
Other borrowed money	1,209	3.58%	1,227	3.64%	(18)	-0.06%	361	2.26%	381	2.26%	(20)	0.00%
Fed funds purchased & securities
sold under agreement to repurchase	463	3.46%	463	3.46%	-	0.00%	155	2.11%	155	2.11%	-	0.00%
Subordinated notes	285	3.30%	285	3.30%	-	0.00%	291	3.38%	291	3.38%	-	0.00%
Total Interest Bearing Liabilities	6,935	1.32%	7,412	1.41%	(477)	-0.09%	2,388	0.51%	3,025	0.65%	(637)	-0.14%

Interest/Dividend income/yield	29,492	4.18%	28,818	4.08%	674	0.10%	22,423	3.59%	22,000	3.52%	423	0.07%
Interest Expense / yield	6,935	1.32%	7,412	1.41%	(477)	-0.09%	2,388	0.51%	3,025	0.65%	(637)	-0.14%
Net Interest Spread	22,557	2.86%	21,406	2.67%	1,151	0.19%	20,035	3.08%	18,975	2.87%	1,060	0.21%
Net Interest Margin		3.20%		3.03%		0.17%		3.21%		3.04%		0.17%

Yields on Tax exempt securities and the portion of the tax-exempt IDB loans included in loans have been tax adjusted based on a 21% tax rate in the charts

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

AVERAGE BALANCE SHEETS AND RELATED YIELDS AND RATES (continued)

(in thousands of dollars, except percentages)

	For the Twelve Months Ended						For the Twelve Months Ended
	December 31, 2022						December 31, 2022
	As Reported		Excluding Accretion/Amortization		Difference		As Reported		Excluding Accretion/Amortization		Difference
	$	Yield	$	Yield	$	Yield	$	Yield	$	Yield	$	Yield
Interest Earning Assets:
Loans	$94,264	4.55%	$92,132	4.45%	2,132	0.10%	$71,645	4.71%	$70,986	4.67%	659	0.04%
Taxable investment securities	5,621	1.32%	5,621	1.32%	-	0.00%	4,514	1.19%	4,514	1.19%	-	0.00%
Tax-exempt investment securities	337	1.82%	337	1.82%	-	0.00%	326	2.25%	326	2.25%	-	0.00%
Fed funds sold & other	927	0.97%	927	0.97%	-	0.00%	355	0.19%	355	0.19%	-	0.00%
Total Interest Earning Assets	101,149	3.87%	99,017	3.79%	2,132	0.08%	76,840	3.66%	76,181	3.63%	659	0.03%

Interest Bearing Liabilities:
Savings deposits	$6,378	0.48%	$6,378	0.48%	-	0.00%	$2,467	0.22%	$2,467	0.22%	-	0.00%
Other time deposits	3,505	0.78%	5,822	1.29%	(2,317)	-0.51%	2,951	0.96%	3,588	1.17%	(637)	-0.21%
Other borrowed money	2,160	2.90%	2,241	3.01%	(81)	-0.11%	785	2.66%	641	2.17%	144	0.49%
Fed funds purchased & securities
sold under agreement to repurchase	1,197	2.64%	1,197	2.64%	-	0.00%	649	2.18%	649	2.18%	-	0.00%
Subordinated notes	1,122	3.25%	1,122	3.25%	-	0.00%	490	3.32%	490	3.32%	-	0.00%
Total Interest Bearing Liabilities	14,362	0.74%	16,760	0.86%	(2,398)	-0.12%	7,342	0.48%	7,835	0.51%	(493)	-0.03%

Interest/Dividend income/yield	101,149	3.87%	99,017	3.79%	2,132	0.08%	76,840	3.66%	76,181	3.63%	659	0.03%
Interest Expense / yield	14,362	0.74%	16,760	0.86%	(2,398)	-0.12%	7,342	0.48%	7,835	0.51%	(493)	-0.03%
Net Interest Spread	86,787	3.13%	82,257	2.93%	4,530	0.20%	69,498	3.18%	68,346	3.12%	1,152	0.06%
Net Interest Margin		3.32%		3.15%		0.17%		3.31%		3.25%		0.06%

Yields on Tax exempt securities and the portion of the tax-exempt IDB loans included in loans have been tax adjusted based on a 21% tax rate in the charts

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

NON-GAAP RECONCILIATION OF NET INCOME

	(in thousands of dollars)		(in thousands of dollars)
Non-GAAP Reconciliation of Net Income	Three Months Ended		Nine Months Ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
	(Unaudited)		(Unaudited)
Net income as reported	$7,188	$7,683	$32,515	$23,495
Acquisition expenses	2,019	1,192	2,511	3,859
Tax effect on acquisition expenses	(386)	(216)	(445)	(728)
Net income excluding acquisition expenses and tax effect	8,821	8,659	34,581	26,626

Weighted average common shares outstanding including participating securities	13,606,876	13,046,299	13,206,713	11,664,852

Basic and diluted earnings per share	$0.65	$0.66	$2.62	$2.28

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

NON-GAAP RECONCILIATION OF TANGIBLE BOOK VALUE

	Actual End of Period		Regulatory End of Period
Non-GAAP Reconciliation of Tangible Book Value	Year to Date		Year to Date
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

Shares Outstanding	13,608,422	13,066,233	13,608,422	13,066,233

Tangible Equity
Equity	$298,140	$297,167	$298,140	$297,167
Goodwill	86,358	80,434	86,358	80,434
Other Intangible	9,327	4,433	9,327	4,433
Comprehensive Adjustment*	-	-	38,233	3,184
Tangible Equity	$202,455	$212,300	$240,689	$215,484
Shares Outstanding	13,608	13,066	13,608	13,066
Tangible Book Equity per Share	$14.88	$16.25	$17.69	$16.49

	Actual Average		Regulatory Average
	Year to Date		Year to Date
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

Net Income	$32,515	$23,495	$32,515	$23,495
Acquisition Costs - Tax Adjusted	2,066	3,131	2,066	3,131

Average Shares Outstanding	13,206,713	11,664,852	13,206,713	11,664,852

Average Tangible Equity
Average Equity	$287,868	$258,525	$287,868	$258,525
Average Goodwill	80,164	49,790	80,164	49,790
Average Other Intangible	4,997	4,005	4,997	4,005
Average Comprehensive Adjustment*	-	-	26,393	(1,280)
Average Tangible Equity	$202,707	$204,730	$229,100	$203,450
Average Shares Outstanding	13,207	11,665	13,207	11,665
Average Tangible Book Equity per Share	$15.35	$17.55	$17.35	$17.44

Return on Average Tangible Equity	16.04%	11.48%	14.19%	11.55%
Return on Average Tangible Equity w/o Acquisition	17.06%	13.01%	15.09%	13.09%

*The Bank has adopted the Accumulated Other Comprehensive Income (AOCI) opt out election which removed AOCI from the calculation of tangible equity for regulatory purposes.